EXHIBIT 10.12

DUANE STREET CORP.
616 CORPORATE WAY, SUITE 2-4059
VALLEY COTTAGE, NY 10989

January 23, 2014

To Shareholders whose names are identified on the signature pages hereto

Re: Adjustments of Shares of Duane Street Corp.

Dear Shareholder:

Reference is hereby made to several Stock Purchase Agreements of like tenor (each, an “SPA” and collectively, the “SPAs”), dated of even date herewith, by and between you and certain other buyers, on the one hand (each, a “Buyer” and collectively, the “Buyers”), and certain sellers signatory thereto, on the other hand (each, a “Seller” and collectively, the “Sellers”), pursuant to which the Buyers are purchasing from the Sellers an aggregate of 256,000 (4,225,000 post-split) shares (the “Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of Duane Street Corp., a Delaware corporation (the “Company”).  Capitalized terms used but not defined herein have the meanings given them in the SPAs.

You hereby acknowledge that:

(1)
The  Company is currently conducting a private placement offering (the “PPO”) to certain accredited investors and non-U.S. Persons for a minimum of $4,000,000 (the “Minimum Offering”) through the sale of approximately 242,367 (4,000,000 post-split) Units of the Company’s securities, and a maximum of $7,000,000 (the “Maximum Offering”) through the sale of approximately 424,142 (7,000,000 post-split) Units of the Company’s securities, at an offering price of approximately $16.50 ($1.00 post-split) per Unit, each Unit comprised of one (1) share of the Company’s Common Stock and a warrant to purchase one (1) share of the Company’s Common Stock (the “Units”) at an exercise price of approximately $33.00 ($2.00 post-split) per share for five (5) years;

(2)
The number of the Shares you are purchasing under the SPAs has been determined assuming the Maximum Offering amount of $7,000,000 will be raised by the Company in the initial closing of the PPO, resulting in the issuance of 424,142 (7,000,000 post-split) shares of the Company’s Common Stock;

(3)
Concurrently with the initial closing of the PPO, the Company plans to consummate a membership interests contribution transaction (the “Contribution”) with Raditaz, LLC, a Connecticut limited liability company (“Raditaz”), pursuant to which all of the outstanding Raditaz limited liability company membership interests will be exchanged for 605,918 (10,000,000 post-split) shares of the Company’s Common Stock; and

(4)
In connection with the Contribution, and pursuant to a Split-Off Agreement, the Company plans to transfer its pre-Contribution assets and liabilities to Peretz Yehuda Aisenstark and Yair Shofel, the Company’s pre-Contribution majority stockholders, in exchange for their surrender and cancellation of an aggregate of 1,500,000 (24,755,859 post-split) shares of the Company’s Common Stock (the “Split-Off”).

You hereby agree that, if, at the initial closing of the PPO, less than an aggregate of $7,000,000 is raised by the Company, resulting in the issuance of less than 424,142 (7,000,000 post-split) shares of the Company’s Common Stock, you will surrender to the Company for cancellation a portion of your Shares such that the aggregate number of Shares which remain outstanding, following cancellations by the other Buyers, will be equal to 19.9% of the total outstanding shares of the Company upon consummation of the initial PPO, the Contribution and the Split-Off.

If additional closings of the PPO occur following the initial closing of the PPO, you will receive a proportionate number of additional shares, up to the number of Shares you cancelled in connection herewith; provided, however, that such additional shares shall be restricted shares of the Company.

Except as otherwise expressly provided herein, the provisions of the SPAs shall remain in full force and effect.

This letter agreement may be executed in counterparts, each of which shall be governed by the laws of the State of New York.

[THE REMAINDER OF THIS PAGE IS LEFT BLANK INTENTIONALLY.
SIGNATURE PAGE FOLLOWS.]

IN WITNESS WHEREOF, this letter has been executed by the undersigned as of the date first set forth above.

Very Truly Yours, DUANE STREET CORP.

By:
Name: Peretz Yehuda Aisenstark
Title: Chief Executive Officer

AGREED AND ACCEPTED:

INDIVIDUAL: _____________________________________ (Signature) _____________________________________ Print Name)	ENTITY: ____________________________________ (Name of Entity) By:_________________________________ Name:_______________________________ Title:________________________________

ACKNOWLEDGED BY:

RADITAZ, LLC

By:_______________________________
     Name: Tom Brophy
     Title: Chief Executive Officer

[Signature Page to Side Letter]